Restructuring Charges	6 Months Ended
Jun. 30, 2013
Restructuring And Related Activities [Abstract]
Restructuring Charges

11. Restructuring Charges

During the three and six months ended June 30, 2013, the Company recorded restructuring charges of $1.8 million ($1.5 million – 2012) and $3.8 million ($1.5 million – 2012), respectively. The restructuring charges primarily relate to the reorganization of the Company’s marine operations. The purpose of the restructuring is to create better alignment between certain of the Company’s business units and its three publicly-listed subsidiaries, as well as a lower cost organization. The Company expects to incur further restructuring charges of approximately $1.0 million associated with this reorganization.

At June 30, 2013 and December 31, 2012, $4.1 million and $3.4 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.